Putnam
Income
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

[GRAPHIC OMITTED: ZEPHYR CAR]

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

In volatile markets such as those that have prevailed in the past several months, it is extremely difficult to adjust a portfolio in response to every twist and turn of events. Instead, the management team of Putnam Income Fund keeps its focus on risk management and remains alert to signs of credit problems in any of the fund's holdings. In this challenging environment, we are able to report that the fund posted a positive return for the fiscal year ended October 31, 2002.

While it is gratifying to tell you that the fund ended the period in the black and came in above the average for its Lipper peer group, we must also report that it lagged its benchmark, the Lehman Aggregate Bond Index. You will find the details on page 6.

In the following report, your fund's managers discuss the market environment and the strategies they pursued during the period. They explain the reasons behind the fund's underperformance relative to its benchmark and provide their views on prospects for the fiscal year that has just begun.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Core Fixed-Income Team

Over the 12 months ended October 31, 2002 -- Putnam Income Fund's fiscal year -- there has been little agreement about our nation's economic health, and the data have not added much clarity. GDP, the measure of our domestic output, bounced from 0.3% in 2001 to 5.0%, 1.3%, and 3.1%, respectively, for the first three quarters of 2002. Financial markets, which usually do not react well to surprises or uncertainty, behaved erratically. Investors sought the relative safety of high-quality bonds, driving their prices up (and their yields down) such that bonds outperformed stocks for the third year in a row. However, the gain has not been smooth; occasional shocks to fixed-income markets sent yields sharply higher, then over subsequent months yields retreated again. These yield spikes occurred at the beginning of the period (November and December of 2001), in March 2002, and again in October 2002.

Total return for 12 months ended 10/31/02

      Class A         Class B         Class C          Class M
    NAV     POP      NAV   CDSC      NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
   3.93%   -0.96%   3.19% -1.74%    3.18%  2.19%    3.77%    0.44%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 6.

While bonds generally fared well compared to stocks during the fund's fiscal year, corporate bonds struggled. The rocky economy, high corporate-debt levels, and concerns about fraudulent accounting led to an increase in credit-rating downgrades and general price weakness in the corporate-bond sector. Your fund holds a small position in BB-rated corporate bonds, which lagged in the second half of the period. This contributed to the fund's underperformance of its benchmark, the Lehman Aggregate Bond Index, which does not include BB-rated corporates. However, the fund modestly outperformed the average for its Lipper peer group (see page 6 for details).


[GRAPHIC OMITTED: horizontal bar chart BOND-MARKET PERFORMANCE BY SECTOR]

BOND-MARKET PERFORMANCE BY SECTOR*

CSFB High
Yield Index                  -0.07%

Lehman
Mortgage-Backed
Securities Index              6.33%

Lehman
Credit Index                  4.31%

Lehman
Long-Term
Treasury Index                5.98%

Footnote reads:
*Index performance is for the 12 months ended 10/31/02.


* CORPORATE-BOND MARKET UNDER SCRUTINY

Profits have become wafer thin for many companies as they struggle to stay strong in a weak economy. For some, the burden of debt has become increasingly difficult to bear, and credit- rating agencies have downgraded corporate-bond issuers at a record pace. Almost half of all utility holding companies have been downgraded. Even traditionally blue-chip companies such as J.P. Morgan Chase and General Mills have suffered hits to their credit ratings. This cast a pall over the entire corporate-bond market -- even creditworthy issuers experienced a fall-off in demand -- which exerted downward pressure on bond prices.

"The fund outperformed its average intermediate-term bond peer by a fractional amount in 2001 and has stayed ahead of the category's pace for much of 2002."

-- Scott Berry, analyst, Morningstar.com, September 26, 2002


Ascertaining a company's creditworthiness became even more imperative as high-profile news stories of misleading accounting practices at WorldCom, Enron, and Conseco came to light. As always, our research is focused on identifying companies that, in our opinion, have improving creditworthiness and whose bonds we consider poised to correct to more appropriate values, although unfairly penalized at present. We have also developed tools to screen out bonds that have a risk of substantial underperformance, allowing us to construct a portfolio of corporate bonds that should outpace the broad corporate-bond market.


[GRAPHIC OMITTED: horizontal bar chart CHANGES IN PORTFOLIO COMPOSITION]

CHANGES IN PORTFOLIO COMPOSITION*

                                            4/30/02       10/31/02
Corporate
bonds and notes                              26.2%          23.8%

U.S. government and
agency obligations                           67.6%          49.9%

Collateralized
mortgage obligations                         11.3%          13.3%

Short-term
investments                                  12.4%          16.6%

Other                                         6.1%           7.6%

Footnote reads:
*Based on total net assets as of indicated dates. Holdings will vary over time.


* FUND PERFORMANCE BENEFITS FROM DIVERSIFICATION

In a highly volatile market, we effectively sidestepped many of the pitfalls in the corporate arena by keeping the portfolio broadly diversified and not holding large positions in bonds of any one issuer. Our strategy has been to stay focused on risk management in the corporate sector and to rely on our early-warning analytical tools to identify credit problems.


Fund Profile

Putnam Income Fund is designed for investors seeking high current income consistent with prudent risk, through a diversified portfolio composed mainly of corporate investment-grade bonds, U.S. government and agency bonds, and collateralized mortgage obligations. The fund is also designed to be a core fixed-income holding in an investor's portfolio, seeking to perform well in a variety of market and economic environments.

The fund's investment in BB-rated corporate bonds boosted performance at the beginning of the year when a strong economic recovery appeared imminent. When it became clear that the recovery would be slower than anticipated, we sold approximately half of the portfolio's BB-rated corporates and locked in profits. These gains boosted the fund's relative stability during the third quarter when the bond market declined again, and investors rotated assets into higher-quality bonds. During the most recent quarter, the fund's modest position in BB-rated bonds dampened performance. However, we continue to hold this position because we believe these bonds offer compelling value and may perform well in a recovering economy, even if that recovery is slow.

Treasuries and mortgage-backed securities (MBSs) achieved strong performance over the past year, especially as the yield on 10-year Treasuries traced a long, steady decline from May through the end of September. Over this period, we underweighted Treasuries and placed a greater emphasis on the MBS sector. With short-term Treasury yields currently below 2%, we continue to believe that better opportunities are available in the asset-backed securities and MBS sectors. We believe that these securities offer significant incremental yield over Treasuries, and significantly less issuer-specific risk than corporate bonds. While the fund's exposure to these sectors enabled us to maintain its dividend level for most of the fiscal year, by September the declining interest-rate environment required us to make a reduction in the monthly distribution.

* FUND POSITIONED FOR ECONOMIC RECOVERY

Corporate profits are starting to improve and it appears the worst of the accounting scandals may be behind us. We anticipate a slow, somewhat choppy economic recovery over the next six months and we believe the fund's current focus on mortgage-backed and BB-rated corporate bonds should serve shareholders well in such an environment. We also believe that the strong performance of Treasuries, now in its third year, is probably coming to an end. With low inflation, another Fed rate reduction, and a more united and decisive U.S. Congress, we feel the corporate sector has potential for a solid year in 2003. Of course, we will keep a close eye on economic and market developments and implement any changes that we believe are warranted.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future.

The fund is managed by the Putnam Core Fixed-Income Team. The members of the team are Kevin Cronin (Portfolio Leader), James Prusko (Portfolio Member), Carl Bell, Rob Bloemker, Andrea Burke, D. William Kohli,
Michael Salm, John VanTassel, and David Waldman.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            3.93%  -0.96%   3.19%  -1.74%   3.18%   2.19%   3.77%   0.44%
------------------------------------------------------------------------------
5 years          26.33   20.27   21.71   19.86   21.61   21.61   24.94   20.86
Annual average    4.79    3.76    4.01    3.69    3.99    3.99    4.55    3.86
------------------------------------------------------------------------------
10 years         85.89   77.01   72.46   72.46   72.35   72.35   81.31   75.32
Annual average    6.40    5.88    5.60    5.60    5.59    5.59    6.13    5.77
------------------------------------------------------------------------------
Annual average
(life of fund)    8.28    8.17    7.26    7.26    7.46    7.46    7.80    7.73
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 10/31/02

                                Lehman Aggregate         Consumer
                                   Bond Index           price index
------------------------------------------------------------------------------
1 year                               5.89%                 2.08%
------------------------------------------------------------------------------
5 years                             43.07                 12.26
Annual average                       7.43                  2.34
------------------------------------------------------------------------------
10 years                           105.51                 27.95
Annual average                       7.47                  2.50
------------------------------------------------------------------------------
Annual average
(life of fund)                         --*                 4.07
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 4.75% and 3.25%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares.

*The Lehman Aggregate Bond Index was introduced on 12/31/75.

LIPPER INFORMATION:

The average annualized return for the 189 funds in the Lipper Corporate Debt Funds A-rated category over the 12 months ended 10/31/02 was 3.61%. Over the 5- and 10-year periods ended 10/31/02, annualized returns for the category were 5.87% and 6.73%, respectively.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 10/31/92

               Fund's class A        Lehman Aggregate          Consumer price
Date           shares at POP            Bond Index                 index

10/31/92           9,525                  10,000                  10,000
10/31/93          10,889                  11,187                  10,275
10/31/94          10,437                  10,776                  10,543
10/31/95          12,131                  12,463                  10,839
10/31/96          12,868                  13,191                  11,164
10/31/97          14,012                  14,364                  11,396
10/31/98          14,401                  15,705                  11,559
10/31/99          14,388                  15,789                  11,855
10/31/00          15,020                  16,942                  12,264
10/31/01          17,031                  19,409                  12,525
10/31/02         $17,701                 $20,551                 $12,795

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $17,246 and $17,235, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $18,131($17,532 at public offering price).


PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/02

                     Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Distributions
(number)               12            12            12            12
------------------------------------------------------------------------------
Income              $0.350        $0.302        $0.302        $0.338
------------------------------------------------------------------------------
Capital gains          --            --            --            --
------------------------------------------------------------------------------
  Total             $0.350        $0.302        $0.302        $0.338
------------------------------------------------------------------------------
Share value:       NAV     POP      NAV           NAV        NAV     POP
------------------------------------------------------------------------------
10/31/01         $6.69   $7.02     $6.65         $6.67     $6.64   $6.86
------------------------------------------------------------------------------
10/31/02          6.59    6.92      6.55          6.57      6.54    6.76
------------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current
dividend
rate 1            4.55%   4.34%     3.85%         3.84%     4.40%   4.26%
------------------------------------------------------------------------------
Current
30-day SEC
yield 2           4.09    3.89      3.34          3.34      3.84    3.71
------------------------------------------------------------------------------

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 Based only on investment income, calculated using SEC guidelines.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                     Class A         Class B         Class C         Class M
(inception dates)   (11/1/54)       (3/1/93)        (7/26/99)       (12/14/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year            6.54%   1.48%   5.64%   0.64%   5.62%   4.62%   6.07%   2.64%
------------------------------------------------------------------------------
5 years          28.04   21.89   23.35   21.49   23.33   23.33   26.45   22.32
Annual average    5.07    4.04    4.29    3.97    4.28    4.28    4.80    4.11
------------------------------------------------------------------------------
10 years         84.77   75.88   71.37   71.37   71.35   71.35   80.02   74.19
Annual average    6.33    5.81    5.53    5.53    5.53    5.53    6.06    5.71
------------------------------------------------------------------------------
Annual average
(life of fund)    8.31    8.20    7.29    7.29    7.50    7.50    7.83    7.76
------------------------------------------------------------------------------


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.75% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Lehman Aggregate Bond Index* is an unmanaged index used as a general measure of U.S. fixed-income securities.

The Credit Suisse First Boston (CSFB) High Yield Index* is an unmanaged index of high-yield debt securities.

The Lehman Mortgage-Backed Securities Index* is an unmanaged index of mortgage-backed securities.

The Lehman Credit Index* is an unmanaged index of corporate bonds.

The Lehman Long-Term Treasury Bond Index* is an unmanaged index of government bonds with maturities greater than 10 years.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


*Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Income Fund

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund, including the fund's portfolio, as of October 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2002, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
December 6, 2002



THE FUND'S PORTFOLIO
October 31, 2002

U.S. GOVERNMENT AND AGENCY OBLIGATIONS (49.9%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
U.S. Government Agency Mortgage Obligations (26.1%)
-------------------------------------------------------------------------------------------------------------------
                    Federal Home Loan Mortgage Corporation
                    Pass-Through Certificates
           $452,267 7 1/2s, December 1, 2029                                                               $477,988
            270,009 7s, January 1, 2015                                                                     285,786
        163,850,711 6s, with due dates from February 1, 2017 to August 1, 2017                          170,657,072
         12,947,008 Federal Home Loan Mortgage Corporation TBA, 6s,
                    November 1, 2032                                                                     13,319,234
                    Federal National Mortgage Association
        125,369,695 TBA, 6 1/2s, November 1, 2032                                                       129,874,228
         84,051,018 TBA, 6s, November 1, 2032                                                            86,362,421
          2,564,850 TBA, 6s, November 1, 2017                                                             2,670,650
         16,704,929 TBA, 5 1/2s, November 1, 2017                                                        17,221,612
            680,285 Federal National Mortgage Association Graduated
                    Payment Mortgages 8s, December 1, 2008                                                  726,205
                    Federal National Mortgage Association
                    Pass-Through Certificates
             71,292 11s, with due dates from September 1, 2014 to
                    October 1, 2015                                                                          80,657
          8,547,677 8s, with due dates from January 1, 2025 to June 1, 2028                               9,196,642
          7,846,496 7 1/2s, with due dates from September 1, 2022 to
                    March 1, 2031                                                                         8,300,726
          8,124,393 7s, with due dates from July 1, 2015 to July 1, 2030                                  8,493,976
          8,774,085 7s, with due dates from January 1, 2007 to January 1, 2015                            9,304,093
          6,499,974 6 1/2s, with due dates from March 1, 2029 to July 1, 2032                             6,742,236
          1,399,553 6 1/2s, with due dates from September 1, 2010 to
                    March 1, 2015                                                                         1,471,371
              2,377 6s, December 1, 2031                                                                      2,445
            255,153 6s, with due dates from August 1, 2013 to July 1, 2014                                  267,724
                    Government National Mortgage Association
                    Pass-Through Certificates
            124,203 11s, with due dates from January 15, 2010 to July 15, 2013                              140,093
          6,711,579 9 1/2s, November 15, 2028                                                             7,523,211
            107,617 9s, with due dates from September 15, 2008 to May 15, 2009                              118,405
         53,511,646 8s, with due dates from January 15, 2022 to November 15, 2028                        57,868,778
          4,462,337 7 1/2s, with due dates from August 15, 2029 to January 15, 2030                       4,751,809
        237,065,627 7s, with due dates from January 15, 2023 to May 15, 2032                            249,229,487
        231,729,063 6 1/2s, with due dates from September 15, 2024 to July 15, 2032                     241,707,854
                                                                                                      -------------
                                                                                                      1,026,794,703

U.S. Government Agency Obligations (6.2%)
-------------------------------------------------------------------------------------------------------------------
        202,662,000 Fannie Mae notes 7 1/4s, 2010                                                       243,176,160

U.S. Treasury Obligations (17.6%)
-------------------------------------------------------------------------------------------------------------------
                    U.S. Treasury Bonds
         42,870,000 8s, November 15, 2021 (SEG)                                                          58,550,989
         39,115,000 6 1/4s, May 15, 2030                                                                 45,432,855
         39,315,000 6s, February 15, 2026                                                                43,952,597
         92,130,000 5 3/8s, February 15, 2031                                                            97,243,215
                    U.S. Treasury Notes
          8,306,000 4 3/8s, August 15, 2012                                                               8,622,625
         75,000,000 4 3/8s, May 15, 2007                                                                 80,398,500
        160,470,000 3 1/4s, August 15, 2007                                                             164,160,810
        180,745,000 2 7/8s, June 30, 2004                                                               184,547,875
          9,055,000 2 1/8s, October 31, 2004                                                              9,134,865
                                                                                                     --------------
                                                                                                        692,044,331
                                                                                                     --------------
                    Total U.S. Government and Agency Obligations
                    (cost $1,917,025,421)                                                            $1,962,015,194

CORPORATE BONDS AND NOTES (23.8%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
Basic Materials (1.3%)
-------------------------------------------------------------------------------------------------------------------
         $1,204,000 Airgas, Inc. company guaranty 9 1/8s, 2011                                           $1,276,240
          1,725,000 AK Steel Corp. company guaranty 7 7/8s, 2009                                          1,716,375
            770,000 AK Steel Corp. 144A company guaranty 7 3/4s, 2012                                       754,600
            120,400 Anker Coal Group, Inc. company guaranty Ser. B,
                    14 1/4s, 2007 (In default) (NON)                                                         21,672
          2,925,000 Domtar, Inc. notes 7 7/8s, 2011 (Canada)                                              3,307,736
          1,850,000 Dow Chemical Co. (The) debs. 8.55s, 2009                                              2,063,361
          2,350,000 Equistar Chemicals LP/Equistar Funding Corp. company
                    guaranty 10 1/8s, 2008                                                                2,115,000
            774,000 Georgia-Pacific Corp. bonds 7 3/4s, 2029                                                557,427
          1,235,000 Georgia-Pacific Corp. notes 8 1/8s, 2011                                              1,063,150
          1,070,000 Hercules, Inc. company guaranty 11 1/8s, 2007                                         1,177,000
            590,000 IMC Global, Inc. company guaranty Ser. B, 10 7/8s, 2008                                 637,306
          1,440,000 IMC Global, Inc. notes 6.55s, 2005                                                    1,374,970
          8,210,000 International Paper Co. notes 6 3/4s, 2011                                            9,047,174
          1,620,000 International Paper Co. 144A notes 5.85s, 2012                                        1,655,620
            186,000 ISP Chemco, Inc. company guaranty Ser. B, 10 1/4s, 2011                                 188,790
          1,855,000 Lyondell Chemical Co. notes Ser. A, 9 5/8s, 2007                                      1,752,975
          2,100,000 Lyondell Chemical Co. sec. notes Ser. B, 9 7/8s, 2007                                 2,005,500
          1,810,000 Millenium America, Inc. company guaranty 9 1/4s, 2008                                 1,810,000
            520,000 Millenium America, Inc. company guaranty 7s, 2006                                       484,286
          1,199,000 Norampac, Inc. sr. notes 9 1/2s, 2008 (Canada)                                        1,264,945
          1,380,000 Norske Skog Canada, Ltd. company guaranty 8 5/8s, 2011 (Canada)                       1,355,850
            580,000 Oregon Steel Mills, Inc. 144A 1st mtge. 10s, 2009                                       580,000
          1,202,000 Tembec Industries, Inc. company guaranty 8 5/8s, 2009 (Canada)                        1,221,533
            366,000 Tembec Industries, Inc. company guaranty 8 1/2s, 2011 (Canada)                          371,490
          6,715,000 Weyerhaeuser Co. debs. 7 3/8s, 2032                                                   6,774,092
          5,825,000 Weyerhaeuser Co. notes 6 3/4s, 2012                                                   6,129,822
                                                                                                      -------------
                                                                                                         50,706,914

Capital Goods (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,065,000 Boeing Co. (The) debs. 6 5/8s, 2038                                                   3,762,198
          2,680,000 Browning-Ferris Industries, Inc. debs. 7.4s, 2035                                     1,956,400
          2,720,000 Emerson Electric Co. notes 4 5/8s, 2012                                               2,665,753
          1,410,000 L-3 Communications Corp. company guaranty 7 5/8s, 2012                                1,459,350
          4,152,000 Lockheed Martin Corp. bonds 8 1/2s, 2029                                              5,260,750
          9,070,000 Northrop Grumman Corp. company guaranty 7 1/8s, 2011                                 10,207,287
          1,881,000 Owens-Brockway Glass company guaranty 8 7/8s, 2009                                    1,918,620
          8,809,000 Raytheon Co. notes 6.15s, 2008                                                        9,228,485
          2,426,000 Waste Management, Inc. sr. notes 7 3/8s, 2010                                         2,521,851
          5,380,000 Waste Management, Inc. sr. notes 6 1/2s, 2008                                         5,495,774
                                                                                                      -------------
                                                                                                         44,476,468

Communication Services (1.3%)
-------------------------------------------------------------------------------------------------------------------
          1,085,000 AT&T Corp. notes 6s, 2009                                                             1,036,251
          1,030,000 AT&T Wireless Services, Inc. sr. notes 7 7/8s, 2011                                     890,950
          4,160,000 British Telecommunications PLC notes 8 3/8s, 2010
                    (United Kingdom)                                                                      4,865,500
          2,900,000 CenturyTel, Inc. 144A sr. notes 7 7/8s, 2012                                          3,294,893
          6,630,000 Cingular Wireless, LLC sr. notes 5 5/8s, 2006                                         6,649,757
          5,850,000 Deutsche Telekom International Finance BV bonds 8s, 2010
                    (Netherlands)                                                                         6,512,688
          2,280,000 Deutsche Telekom International Finance BV company
                    guaranty FRN 8 3/4s, 2030 (Netherlands)                                               2,423,298
          4,830,000 France Telecom notes 7 3/4s, 2011 (France)                                            5,279,287
          2,620,000 PanAmSat Corp. 144A sr. notes 8 3/4s, 2012                                            2,358,000
            361,000 Rogers Cantel, Ltd. sr. notes Ser. (a), 8.3s, 2007 (Canada)                             281,580
          4,465,000 Sprint Capital Corp. company guaranty 8 3/4s, 2032                                    3,393,400
          4,215,000 Verizon Global Funding Corp. notes 7 1/4s, 2010                                       4,530,661
         11,165,000 Verizon Wireless, Inc. 144A notes 5 3/8s, 2006                                       10,952,530
                                                                                                      -------------
                                                                                                         52,468,795

Conglomerates (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,850,000 Honeywell International, Inc. notes 6 7/8s, 2005                                      3,145,659
          1,025,000 Tyco International Group SA company guaranty
                    6 3/4s, 2011 (Luxembourg)                                                               871,250
          1,110,000 Tyco International Group SA company guaranty
                    6 3/8s, 2005 (Luxembourg)                                                               999,000
          6,845,000 Tyco International Group SA notes 6 3/8s, 2011
                    (Luxembourg)                                                                          5,749,800
                                                                                                      -------------
                                                                                                         10,765,709

Consumer Cyclicals (3.1%)
-------------------------------------------------------------------------------------------------------------------
            618,000 American Axle & Manufacturing, Inc. company guaranty
                    9 3/4s, 2009                                                                            659,715
            735,000 Autonation, Inc. company guaranty 9s, 2008                                              747,863
          4,135,000 D.R. Horton, Inc. company guaranty 8s, 2009                                           4,031,625
          3,195,000 DaimlerChrysler Corp. company guaranty 8 1/2s, 2031                                   3,604,407
          3,920,000 Dana Corp. notes 9s, 2011                                                             3,606,400
            285,000 Dillards, Inc. notes 6.43s, 2004                                                        281,529
            660,000 Felcor Lodging LP company guaranty 9 1/2s, 2008 (R)                                     647,625
          1,600,000 Felcor Lodging LP company guaranty 8 1/2s, 2008 (R)                                   1,480,000
          5,495,000 Ford Motor Co. bonds 6 5/8s, 2028                                                     3,918,210
          1,600,000 Ford Motor Credit Corp. notes 7.6s, 2005                                              1,549,328
          7,710,000 Ford Motor Credit Corp. notes 7 3/8s, 2009                                            6,980,865
          1,640,000 Ford Motor Credit Corp. notes 7 1/4s, 2011                                            1,437,230
         17,210,000 Ford Motor Credit Corp. notes 6 1/2s, 2007                                           15,866,802
            695,000 Ford Motor Credit Corp. sr. notes 5.8s, 2009                                            592,161
          5,410,000 General Motors Acceptance Corp. bonds 8s, 2031                                        4,786,606
          3,645,000 General Motors Acceptance Corp. notes 7s, 2012                                        3,340,591
          3,710,000 General Motors Acceptance Corp. notes 6 7/8s, 2012                                    3,378,808
          3,620,000 General Motors Acceptance Corp. notes 6 1/8s, 2007                                    3,478,393
          4,875,000 General Motors Acceptance Corp. notes 6 1/8s, 2006                                    4,749,128
          6,865,000 General Motors Acceptance Corp. notes Ser. MTN, 5.36s, 2004                           6,823,673
          1,391,000 Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011                                   1,044,530
          1,111,000 Harrah's Entertainment, Inc. company guaranty 7 7/8s, 2005                            1,174,883
            960,000 Hasbro, Inc. notes 6.15s, 2008                                                          902,400
          2,100,000 Hilton Hotels Corp. notes 8 1/4s, 2011                                                2,136,750
          4,140,000 HMH Properties, Inc. company guaranty Ser. B, 7 7/8s, 2008                            3,870,900
          1,190,000 HMH Properties, Inc. sr. notes Ser. C, 8.45s, 2008                                    1,136,450
            721,000 International Game Technology sr. notes 8 3/8s, 2009                                    793,100
          1,590,000 International Game Technology sr. notes 7 7/8s, 2004                                  1,653,600
          1,485,000 ITT Corp. notes 6 3/4s, 2005                                                          1,434,272
          4,320,000 JC Penney Company, Inc. notes 7.6s, 2007                                              4,060,800
          3,373,000 Lear Corp. company guaranty Ser. B, 8.11s, 2009                                       3,519,658
          1,570,000 Lennar Corp. company guaranty Ser. B, 9.95s, 2010                                     1,707,375
            810,000 Levi Strauss & Co. sr. notes 11 5/8s, 2008                                              785,700
          1,990,000 Mandalay Resort Group sr. sub. notes Ser. B, 10 1/4s, 2007                            2,129,300
            800,000 MGM Mirage, Inc. company guaranty 9 3/4s, 2007                                          876,000
          2,429,000 MGM Mirage, Inc. company guaranty 8 3/8s, 2011                                        2,538,305
          1,375,000 Mohegan Tribal Gaming Authority sr. notes 8 1/8s, 2006                                1,430,000
          2,090,000 Mohegan Tribal Gaming Authority sr. sub. notes 8 3/4s, 2009                           2,189,275
            910,000 Park Place Entertainment Corp. sr. notes 7 1/2s, 2009                                   914,550
          1,355,000 Park Place Entertainment Corp. sr. sub. notes 9 3/8s, 2007                            1,422,750
          1,160,000 PRIMEDIA, Inc. company guaranty 8 7/8s, 2011                                            968,600
            195,000 PRIMEDIA, Inc. company guaranty 7 5/8s, 2008                                            158,925
          1,677,000 Saks, Inc. company guaranty 8 1/4s, 2008                                              1,526,070
            635,000 Standard Pacific Corp. sr. notes 8 1/2s, 2007                                           635,000
          1,555,000 Starwood Hotels & Resorts Worldwide, Inc.
                    144A notes 7 7/8s, 2012                                                               1,481,138
          1,173,000 Toll Corp. sr. sub. notes 8 1/4s, 2011                                                1,149,540
          1,745,000 TRW, Inc. notes 7 1/8s, 2009                                                          1,844,291
          4,465,000 Visteon Corp. sr. notes 8 1/4s, 2010                                                  4,615,292
                                                                                                      -------------
                                                                                                        120,060,413

Consumer Staples (3.7%)
-------------------------------------------------------------------------------------------------------------------
          7,645,000 AOL Time Warner, Inc. bonds 7 5/8s, 2031                                              6,966,812
          2,150,000 Archer Daniels Midland Co. notes 5.935s, 2032                                         2,063,183
         12,468,059 Blackstone Hotel Acquisition Co. sr. mtge. loan 6.919s, 2003                         19,471,507
          3,300,000 British Sky Broadcasting PLC company guaranty 8.2s, 2009
                    (United Kingdom)                                                                      3,470,742
          5,060,000 Campbell Soup Co. notes 6 3/4s, 2011                                                  5,649,389
            450,000 Chancellor Media Corp. company guaranty 8s, 2008                                        473,625
          1,936,000 Chancellor Media Corp. sr. sub. notes Ser. B, 8 1/8s, 2007                            2,013,440
            360,000 Constellation Brands, Inc. company guaranty 8 1/2s, 2009                                374,400
          2,805,000 Cox Communications, Inc. notes 7 3/4s, 2010                                           3,009,709
          3,130,000 Cox Communications, Inc. notes 7 1/8s, 2012                                           3,233,899
          1,665,000 Cox Enterprises, Inc. 144A notes 8s, 2007                                             1,780,052
          1,100,000 CSC Holdings, Inc. sr. sub. deb. 10 1/2s, 2016                                          825,000
          2,448,000 CSC Holdings, Inc. sr. sub. deb. 9 7/8s, 2013                                         1,836,000
          3,830,000 Diageo PLC company guaranty 8s, 2022 (United Kingdom)                                 4,689,452
            525,000 Dole Food Co. debs. 7 7/8s, 2013                                                        471,865
            420,000 Dole Food Co. sr. notes 7 1/4s, 2009                                                    383,708
          5,660,000 Fred Meyer Inc. Holding Co. company guaranty 7.45s, 2008                              6,341,634
          3,645,000 General Mills, Inc. notes 6s, 2012                                                    3,853,822
          1,130,000 General Mills, Inc. notes 5 1/8s, 2007                                                1,181,946
         12,465,000 Kraft Foods, Inc. notes 4 5/8s, 2006                                                 13,065,688
          3,450,000 Kroger Co. company guaranty 6.8s, 2011                                                3,775,473
          2,945,000 News America Holdings, Inc. company guaranty 7 3/8s, 2008                             3,151,386
          6,445,000 News America Holdings, Inc. debs. 7.7s, 2025                                          5,832,789
          1,780,000 News America, Inc. sr. notes 6 5/8s, 2008                                             1,825,746
          3,740,000 PepsiAmericas, Inc. notes Ser. MTN, 3 7/8s, 2007                                      3,769,444
          6,520,000 Philip Morris Companies, Inc. notes 7.2s, 2007                                        7,236,678
          4,530,000 Philip Morris Companies, Inc. notes 7 1/8s, 2004                                      4,864,088
          1,000,000 Southland Corp. debs. Ser. A, 4 1/2s, 2004                                              940,000
          2,760,000 Southland Corp. sr. sub. deb. 5s, 2003                                                2,622,000
          8,085,000 TCI Communications, Inc. debs. 7 7/8s, 2013                                           8,149,195
          4,440,000 Tyson Foods, Inc. notes 8 1/4s, 2011                                                  5,133,705
          3,510,000 Viacom, Inc. company guaranty 7 7/8s, 2030                                            4,151,207
          4,400,000 Viacom, Inc. company guaranty 7.7s, 2010                                              5,134,888
          3,165,000 Walt Disney Co. notes 5 3/8s, 2007                                                    3,308,343
          2,460,000 Yum! Brands, Inc. sr. notes 8 7/8s, 2011                                              2,656,800
                                                                                                      -------------
                                                                                                        143,707,615

Energy (2.7%)
-------------------------------------------------------------------------------------------------------------------
          3,580,000 Amerada Hess Corp. notes 5.9s, 2006                                                   3,823,154
            844,000 BRL Universal Equipment sec. notes 8 7/8s, 2008                                         852,440
          2,600,000 Canadian Natural Resources, Ltd. notes 7.2s, 2032 (Canada)                            2,815,124
          3,075,000 Canadian Natural Resources, Ltd. sr. notes 6.45s, 2033 (Canada)                       3,048,689
          5,600,000 Conoco Funding Co. company guaranty 6.35s, 2011                                       6,164,256
          7,040,000 Conoco Funding Co. company guaranty 5.45s, 2006                                       7,534,842
          2,080,000 Devon Financing Corp. ULC company guaranty 7 7/8s, 2031                               2,387,632
          5,050,000 Devon Financing Corp. ULC company guaranty 6 7/8s, 2011                               5,603,834
          1,080,000 El Paso Energy Partners LP company guaranty Ser. B, 8 1/2s, 2011                        969,300
            601,000 Forest Oil Corp. sr. notes 8s, 2011                                                     634,055
            539,000 Forest Oil Corp. sr. notes 8s, 2008                                                     571,340
         10,455,000 Kerr-McGee Corp. company guaranty 6 7/8s, 2011                                       11,714,828
         12,975,000 Louis Dreyfus Natural Gas Corp. notes 6 7/8s, 2007                                   13,965,252
          1,950,000 Midamerican Energy Holdings Co. 144A sr. notes 4 5/8s, 2007                           1,930,837
          3,120,000 Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012                                     3,098,659
            570,000 Newfield Exploration Co. sr. notes 7 5/8s, 2011                                         595,650
         12,440,000 Occidental Petroleum Corp. 144A Structured Notes
                    (issued by STEERS Credit Trust 2001) 6.019%, 2004                                    12,937,600
          9,100,000 Phillips Petroleum Co. notes 8 3/4s, 2010                                            11,261,887
          2,210,000 Pioneer Natural Resources Co. company guaranty 9 5/8s, 2010                           2,541,500
          1,370,000 Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                                 1,428,225
          4,825,000 Transocean Sedco Forex, Inc. notes 6 5/8s, 2011                                       5,152,955
          3,765,000 Union Oil Company of California company guaranty
                    7 1/2s, 2029                                                                          4,159,572
          1,065,000 Vintage Petroleum, Inc. sr. notes 8 1/4s, 2012                                        1,075,650
          1,291,000 XTO Energy, Inc. sr. notes 7 1/2s, 2012                                               1,362,005
                                                                                                      -------------
                                                                                                        105,629,286

Financial (7.4%)
-------------------------------------------------------------------------------------------------------------------
          6,620,000 Ace INA Holdings, Inc. company guaranty 8.3s, 2006                                    7,436,643
          5,075,000 Archstone-Smith Operating Trust notes 5s, 2007 (R)                                    5,135,769
          4,265,000 Associates First Capital Corp. debs. 6.95s, 2018                                      4,582,487
          5,285,000 Associates First Capital Corp. sub. deb. 8.15s, 2009                                  6,152,903
         10,390,000 Bank One Corp. notes 4 1/8s, 2007                                                    10,645,028
         10,685,000 Bank United Corp. notes Ser. A, 8s, 2009                                             12,063,579
          2,360,000 Capital One Financial Corp. notes 7 1/4s, 2006                                        1,982,400
          7,400,000 CIT Group, Inc. sr. notes 7 3/4s, 2012                                                7,694,500
          5,090,000 CIT Group, Inc. sr. notes Ser. MTN, 6 7/8s, 2009                                      5,055,897
            900,000 Colonial Bank sub. notes 9 3/8s, 2011                                                   960,381
          7,470,000 Colonial Bank sub. notes 8s, 2009                                                     7,426,674
          4,060,000 Countrywide Home Loans, Inc. company guaranty
                    Ser. K, 5 5/8s, 2007                                                                  4,272,582
            566,000 Crescent Real Estate Equities LP sr. notes 9 1/4s, 2009                                 557,113
          3,120,000 EOP Operating LP sr. notes 7s, 2011                                                   3,381,370
          2,195,000 EOP Operating LP sr. notes 6 3/4s, 2008                                               2,383,002
          1,050,000 Fairfax Financial Holdings, Ltd. notes 6 7/8s, 2008 (Canada)                            614,250
          4,955,000 First Chicago NBD Corp. sub. notes 6 3/8s, 2009                                       5,581,958
         13,404,000 First Union Capital II Ser. A, company guaranty, 7.95s, 2029                         14,578,056
          1,190,000 General Electric Capital Corp. notes Ser. A, 6s, 2012                                 1,266,898
          3,220,000 General Electric Capital Corp. notes Ser. A, 4 5/8s, 2009                             3,236,364
          4,180,000 Golden West Financial Corp. notes 4 3/4s, 2012                                        4,111,747
          3,735,000 GS Escrow Corp. sr. notes 7 1/8s, 2005                                                4,047,059
          1,310,000 Heller Financial, Inc. notes 7 3/8s, 2009                                             1,496,872
         10,985,000 Household Finance Corp. sr. unsub. 5 7/8s, 2009                                       9,513,010
          8,170,000 Imperial Bank sub. notes 8 1/2s, 2009                                                 9,520,768
          6,850,000 JPMorgan Chase & Co. notes 5.35s, 2007                                                7,206,406
          9,070,000 Liberty Mutual Insurance 144A notes 7.697s, 2097                                      6,615,386
          3,475,000 Liberty Property LP sr. notes 7 3/4s, 2009                                            3,891,896
          4,425,000 Markel Capital Trust I company guaranty Ser. B, 8.71s, 2046                           3,278,394
         34,080,000 Morgan Stanley Tracers 144A sinking fund FRN 7.756s, 2032                            35,932,930
          1,250,000 National City Bank sub. notes Ser. BKNT, 6 1/4s, 2011                                 1,354,550
          4,020,000 National City Corp. sub. notes 7.2s, 2005                                             4,444,271
          6,215,000 NB Capital Trust IV company guaranty 8 1/4s, 2027                                     6,763,598
         18,995,000 Peoples Bank- Bridgeport sub. notes 7.2s, 2006                                       19,637,411
         13,975,000 Principal Financial Group 144A notes 7.95s, 2004 (Australia)                         15,122,208
          8,800,000 Royal Bank of Scotland Group PLC FRN 7 3/8s, 2049
                    (United Kingdom)                                                                      9,625,440
          9,140,000 Salomon, Inc. sr. notes 7.2s, 2004                                                    9,664,453
          1,620,000 Salomon, Inc. sr. notes 6 3/4s, 2003                                                  1,642,291
          8,615,000 Simon Property Group LP 144A notes 6 3/8s, 2007                                       9,296,360
          1,930,000 Sovereign Bancorp, Inc. sr. notes 10 1/2s, 2006                                       2,142,300
          2,780,000 St. Paul Companies, Inc. (The) sr. notes 5 3/4s, 2007                                 2,825,186
         12,166,000 Sun Life Canada Capital Trust 144A company guaranty
                    8.526s, 2049                                                                         11,791,652
          1,000,000 Tanger Properties, Ltd. company guaranty 7 7/8s, 2004                                   982,500
          7,510,000 TIG Capital Trust I 144A bonds 8.597s, 2027                                           3,004,000
            150,000 Vesta Insurance Group, Inc. 144A company guaranty
                    8.525s, 2027                                                                             90,000
            160,000 Webster Capital Trust I 144A bonds 9.36s, 2027                                          157,080
          1,090,000 Western Financial Bank sub. debs. 9 5/8s, 2012                                        1,035,500
                                                                                                      -------------
                                                                                                        290,201,122

Health Care (0.2%)
-------------------------------------------------------------------------------------------------------------------
            740,000 AmerisourceBergen Corp. sr. notes 8 1/8s, 2008                                          788,100
            950,000 Biovail Corp. sr. sub. notes 7 7/8s, 2010 (Canada)                                      964,250
          2,880,000 HCA, Inc. med. term notes 8.7s, 2010                                                  3,170,218
          2,430,000 Healthsouth Corp. sr. notes 8 1/2s, 2008                                              2,004,750
            585,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/2s, 2007 (In default) (NON)                                                              59
            600,000 Integrated Health Services, Inc. sr. sub. notes Ser. A,
                    9 1/4s, 2008 (In default) (NON)                                                              60
            120,000 Multicare Companies, Inc. sr. sub. notes 9s, 2007 (In default) (NON)                      2,400
          2,239,000 Service Corp. International notes 6s, 2005                                            1,903,150
            488,000 Ventas Realty LP/Capital Corp. company guaranty 9s, 2012                                480,680
            474,000 Ventas Realty LP/Capital Corp. company guaranty 8 3/4s, 2009                            462,150
                                                                                                      -------------
                                                                                                          9,775,817

Technology (0.1%)
-------------------------------------------------------------------------------------------------------------------
            420,000 Avaya, Inc. sec. sr. notes 11 1/8s, 2009                                                319,200
          1,000,000 Micron Technology, Inc. notes 6 1/2s, 2005                                              880,000
          3,460,000 Sequa Corp. sr. notes 9s, 2009                                                        2,889,100
                                                                                                      -------------
                                                                                                          4,088,300

Transportation (0.8%)
-------------------------------------------------------------------------------------------------------------------
             27,960 Aran Shipping & Trading SA notes 8.3s, 2004 (Greece)                                     13,980
          8,420,000 Burlington Northern Santa Fe Corp. notes 7 1/8s, 2010                                 9,503,486
          1,641,649 Continental Airlines, Inc. pass-through certificates
                    Ser. 974C, 6.8s, 2009                                                                 1,130,620
          5,041,878 Continental Airlines, Inc. pass-through certificates
                    Ser. 981C, 6.541s, 2009                                                               3,293,607
          3,840,000 CSX Corp. notes 6 1/4s, 2008                                                          4,170,778
          1,825,000 CSX Corp. notes 4 7/8s, 2009                                                          1,832,610
          1,805,000 Delta Air Lines, Inc. notes 7.9s, 2009                                                1,064,950
          1,372,000 Navistar International Corp. sr. notes Ser. B, 8s, 2008                               1,042,720
          3,550,000 Northwest Airlines, Inc. company guaranty 8.52s, 2004                                 2,378,500
          7,000,000 Union Pacific Corp. notes 5 3/4s, 2007                                                7,555,870
          2,000,000 United Airlines, Inc. pass-through certificates Ser. 01-1,
                    Class B, 6.932s, 2011                                                                   915,780
                                                                                                      -------------
                                                                                                         32,902,901

Utilities & Power (1.8%)
-------------------------------------------------------------------------------------------------------------------
            883,000 AES Corp. (The) sr. notes 8 7/8s, 2011                                                  370,860
          5,760,000 Arizona Public Service Co. sr. notes 6 3/4s, 2006                                     6,201,446
            660,000 Avista Corp. sr. notes 9 3/4s, 2008                                                     587,855
            440,000 CMS Panhandle Holding Corp. sr. notes 6 1/2s, 2009                                      374,462
            560,000 CMS Panhandle Holding Corp. sr. notes 6 1/8s, 2004                                      529,245
          3,575,000 Constellation Energy Group, Inc. sr. notes 6 1/8s, 2009                               3,327,118
          5,200,000 Dominion Resources, Inc. unsub. notes 5.7s, 2012                                      5,118,932
          5,840,000 FirstEnergy Corp. notes Ser. A, 5 1/2s, 2006                                          5,636,826
          5,260,000 Kinder Morgan, Inc. 144A bonds 6 1/2s, 2012                                           5,320,385
            250,000 Midland Funding II Corp. debs. Ser. B, 13 1/4s, 2006                                    252,500
          2,045,000 Mirant Americas Generation, Inc. sr. notes 8.3s, 2011                                   858,900
          3,730,000 Mission Energy Holding Co. sec. notes 13 1/2s, 2008                                     932,500
         13,305,000 Nisource Finance Corp. company guaranty 7 7/8s, 2010                                 13,120,992
                299 Northeast Utilities notes Ser. A, 8.58s, 2006                                               324
          2,635,000 Northern States Power Co. 144A 1st mtge. 8s, 2012                                     2,817,184
          3,930,000 Northwestern Corp. notes 8 3/4s, 2012                                                 2,947,500
          4,450,000 NRG Energy, Inc. sr. notes 6 3/4s, 2006 (In default) (NON)                              867,750
          3,725,000 Pepco Holdings, Inc. 144A notes 5 1/2s, 2007                                          3,765,677
          2,210,000 Progress Energy, Inc. sr. notes 6.55s, 2004                                           2,267,460
          4,410,000 Progress Energy, Inc. sr. notes 6.05s, 2007                                           4,479,149
          8,330,000 PSI Energy, Inc. 1st mtge. Ser. EEE, 6.65s, 2006                                      8,774,066
            899,000 Western Resources, Inc. 1st mtge. 7 7/8s, 2007                                          867,535
          1,001,000 Western Resources, Inc. sr. notes 9 3/4s, 2007                                          900,900
          1,163,000 York Power Funding 144A notes 12s, 2007 (Cayman Islands)
                    (In default) (NON)                                                                    1,046,700
                                                                                                      -------------
                                                                                                         71,366,266
                                                                                                      -------------
                    Total Corporate Bonds and Notes (cost $948,648,041)                                $936,149,606

COLLATERALIZED MORTGAGE OBLIGATIONS (13.3%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                    Arc Net Interest Margin Trust
         $2,273,516 Ser. 02-5A, Class A, 7 3/4s, 2032                                                    $2,258,888
          2,340,320 Ser. 02-2, Class A, 7 3/4s, 2032                                                      2,336,422
            500,805 FRN Ser. 01-5A, Class A, 2.53s, 2008                                                    499,553
                    Arc Net Interest Margin Trust 144A
          2,853,980 Ser. 02-1A, Class A, 7 3/4s, 2032                                                     2,853,491
            405,298 Ser. 01-6A, Class A, 7 1/4s, 2031                                                       403,846
          5,296,786 Banc of America Commercial Mortgage, Inc. Ser. 00-2,
                    Class A1, 7.02s, 2009                                                                 5,872,811
                    Bear Stearns Commercial Mortgage Securitization Corp.
          3,225,341 Ser. 99-WF2, Class A1, 6.8s, 2008                                                     3,531,749
          2,900,000 Ser. 02-HOME, Class D, FRN, 3.55s, 2004                                               2,900,000
          2,657,620 Chase Commercial Mortgage Securities Corp. Ser. 98-1,
                    Class A1, 6.34s, 2006                                                                 2,813,547
          8,651,078 Chase Manhattan Bank-First Union National Ser. 99-1,
                    Class A1, 7.134s, 2007                                                                9,528,297
          7,083,000 Commercial Mortgage Acceptance Corp. Ser. 97-ML1,
                    Class A3, 6.57s, 2007                                                                 7,761,419
        134,934,179 Commercial Mortgage Asset Trust Ser. 99-C1, Class X,
                    Interest Only (IO), 0.916s, 2020                                                      7,837,778
                    Countrywide Home Loan
          8,905,000 Ser. 98-A12, Class A14, 8s, 2028                                                      9,233,684
          4,994,010 Ser. 98-3, Class A5, 6 3/4s, 2028                                                     5,127,568
          6,915,000 Countrywide Mortgage Backed Securities, Inc. Ser. 93-C,
                    Class A8, 6 1/2s, 2024                                                                7,141,471
         18,494,500 Criimi Mae Commercial Mortgage Trust Ser. 98-C1,
                    Class A2, 7s, 2011                                                                   19,875,808
          7,975,000 Criimi Mae Commercial Mortgage Trust 144A Ser. 98-C1,
                    Class B, 7s, 2011                                                                     8,264,493
                    CS First Boston Mortgage Securities Corp.
         12,650,000 Ser. 98-C1, Class A1B, 6.48s, 2008                                                   14,106,357
          6,012,253 Ser. 01-CK3, Class A1, 5.26s, 2006                                                    6,261,713
          1,153,539 Ser. 01-CKN5, Class A1, 3.801s, 2006                                                  1,179,986
         17,847,196 DLJ Commercial Mortgage Corp. Ser. 00-CKP1,
                    Class A1A, 6.93s, 2009                                                               19,709,551
                    Fannie Mae
         17,303,740 Ser. 02-36, Class SJ, 15 1/2s, 2029                                                  19,262,959
              3,047 Ser. 92-15, Class L, IO, 8s, 2022                                                        53,229
         22,607,581 Ser. 02-W4, Class A5, 7 1/2s, 2042                                                   24,433,889
         11,288,604 Ser. 01-T10, Class A2, 7 1/2s, 2041                                                  12,200,531
          7,959,933 Ser. 01-T12, Class A2, 7 1/2s, 2031                                                   8,602,960
          4,099,114 Ser. 01-T8, Class A1, 7 1/2s, 2031                                                    4,430,252
         12,952,981 Ser. 01-T7, Class A1, 7 1/2s, 2031                                                   13,999,362
          9,535,161 Ser. 00-T6, Class A1, 7 1/2s, 2030                                                   10,305,440
         22,576,734 Ser. 01-T4, Class A1, 7 1/2s, 2028                                                   24,400,550
          5,494,758 Ser. 02-T16, Class A2, 7s, 2042                                                       5,864,797
         53,905,242 Ser. 02-T16, Class A2, 7s, 2032                                                      57,535,437
         37,491,365 Ser. 02-36, Class QH, IO, 6.22s, 2031                                                 2,484,854
         11,693,750 Ser. 02-25, Class SX, IO, 6.17s, 2032                                                 1,038,672
          6,671,937 Ser. 02-27, Class SQ, IO, 6.17s, 2032                                                   366,957
         19,317,282 Ser. 02-44, Class SJ, IO, 6.17s, 2032                                                 1,635,932
        153,640,908 Ser. 01-T12, Class IO, 0.573s, 2041                                                   2,736,729
        116,587,323 Ser. 02-T1, IO, 0.425s, 2031                                                          1,566,934
            859,528 Ser. 01-T7, Principal Only (PO), zero %, 2031                                           608,116
            706,432 Ser. 00-T6, PO, zero %, 2030                                                            499,800
            496,941 Ser. 01-T3, PO, zero %, 2029                                                            351,585
          2,576,052 Ser. 01-T4, PO, zero %, 2028                                                          1,822,556
            177,699 Ser. 01-T1, PO, zero %, 2028                                                            125,722
         21,595,000 FFCA Secured Lending Corp. 144A Ser. 00-1,
                    Class A2, 7.77s, 2027                                                                25,105,440
            870,000 First Union National Bank Commercial Mortgage 144A
                    Ser. 01-C4, Class F, 6.79s, 2033                                                        977,595
          3,773,330 First Union-Lehman Brothers Commercial Mortgage
                    Trust II Ser. 97-C1, Class A2, 7.3s, 2029                                             3,990,444
                    Freddie Mac
            397,155 Ser. 2028, Class SG, IO, 13.236s, 2023                                                   44,680
         22,732,795 Ser. 2422, Class IB, IO, 6.5s, 2028                                                   1,303,584
          3,012,177 Ser. 2355, Class WI, IO, 6.5s, 2026                                                     159,012
          1,290,119 G-Force CDO, Ltd. FRB Ser. 01-1A, Class A, 2.428s, 2033                               1,290,119
          7,870,000 GE Capital Mortgage Services, Inc. Ser. 98-11,
                    Class 2A4, 6 3/4s, 2028                                                               8,241,543
          9,816,287 General Growth Properties-Mall Properties Trust FRB
                    Ser. 01-C1A, Class D3, 4.053s, 2014                                                   9,785,612
                    GMAC Commercial Mortgage Securities, Inc.
         11,894,000 Ser. 97-C2, Class A2, 6.55s, 2007                                                    12,901,273
            941,026 Ser. 01-C2, Class A1, 6 1/4s, 2034                                                    1,027,041
                    Government National Mortgage Association
          1,451,056 Ser. 99-31, Class MP, PO, zero %, 2029                                                1,318,575
          8,653,888 Ser. 98-2, Class EA, PO, zero %, 2028                                                 7,766,864
                    GS Mortgage Securities Corp. II
          5,620,000 Ser. 97-GL, Class A2D, 6.94s, 2030                                                    6,314,597
          8,200,000 Ser. 01-LIB, Class A2, 6.615s, 2016                                                   8,820,199
            928,218 Headlands Mortgage Securities, Inc. Ser. 98-1, Class X2,
                    IO, 6 1/2s, 2028                                                                         88,181
                    Housing Securities Inc.
          1,011,757 Ser. 93-F, Class F9M2, 7s, 2023                                                       1,018,555
            208,921 Ser. 94-1, Class AB1, 6 1/2s, 2009                                                      205,016
          8,556,402 JP Morgan Commercial Mortgage Finance Corp. Ser. 00-C9,
                    Class A1, 7.59s, 2032                                                                 9,398,673
            959,867 LB Commercial Conduit Mortgage Trust Ser. 99-C1,
                    Class A1, 6.41s, 2007                                                                 1,037,257
                    LB-UBS Commercial Mortgage Trust
         16,837,423 Ser. 00-C3, Class A1, 7.95s, 2009                                                    19,115,526
         13,483,384 Ser. 00-C4, Class A1, 7.18s, 2009                                                    15,073,708
         11,804,418 Merit Securities Corp. Ser. 11PA, Class 3A1, FRB, 2.44s, 2027                        11,760,613
                    Merrill Lynch Mortgage Investors, Inc.
            569,000 Ser. 96-C2, Class A3, 6.96s, 2028                                                       624,478
          1,334,606 Ser. 98-C2, Class A1, 6.22s, 2030                                                     1,400,002
          9,991,750 Ser. 96-C2, IO, 1.906s, 2028                                                            664,451
          4,627,529 Morgan Stanley Capital I Ser. 98-CF1, Class A1, 6.33s, 2007                           4,903,793
          2,901,754 Morgan Stanley Dean Witter Capital I Ser. 00-LIF2,
                    Class A1, 6.96s, 2008                                                                 3,237,196
                    Morgan Stanley Dean Witter Capital I 144A
          1,553,099 FRB Ser. 01-XLF, Class D, 3.21s, 2013                                                 1,550,924
          1,157,136 FRB Ser. 01-XLF, Class E, 3.16s, 2013                                                 1,145,564
            499,266 Prudential Home Mortgage Securities Ser. 92-25,
                    Class B3, 8s, 2022                                                                      502,231
                    Prudential Home Mortgage Securities 144A
            284,901 Ser. 94-31, Class B3, 8s, 2009                                                          275,731
            182,491 Ser. 94-31, Class B4, 8s, 2009                                                          181,626
            268,000 Residential Asset Mortgage Products, Inc. Ser. 02-SL1,
                    Class AI3, 7s, 2032                                                                     280,437
          7,580,000 Residential Funding Mortgage Ser. 98-S13, Class A21,
                    6 3/4s, 2028                                                                          7,869,177
          2,041,000 Starwood Asset Receivables Trust Ser. 02-1A, Class F,
                    FRN, 3.165s, 2020                                                                     2,038,449
         19,254,785 Structured Asset Security Corp. Ser. 98-RF3, IO, 6.1s, 2028                           3,273,313
         12,202,326 TIAA Retail Commercial Mortgage Trust Ser. 1999-1,
                    Class A, 7.17s, 2032                                                                 13,440,862
                                                                                                      -------------
                    Total Collateralized Mortgage Obligations (cost $506,580,003)                      $521,958,036

ASSET-BACKED SECURITIES (7.6%) (a)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
         $4,705,000 Advanta Mortgage Loan Trust Ser. 00-1, Class A4, 8.61s, 2028                         $5,272,470
                    Amortizing Residential Collateral Trust
          4,415,184 Ser. 02-BC3N, Class B2, 7s, 2032                                                      4,373,372
         28,980,000 Ser. 02-BC1, Class A, IO, 6s, 2005                                                    2,008,923
         68,273,735 Ser. 02-BC3, Class A, IO, 6s, 2005                                                    4,705,084
         51,073,909 Ser. 01-BC6, Class A, IO, 6s, 2004                                                    3,320,417
         69,617,647 Ser. 02-BC5, Class A, IO, 6s, 2004                                                    4,580,702
         55,451,801 Ser. 02-BC6, Class A, IO, 6s, 2004                                                    3,912,125
         74,639,075 Ser. 02-BC7, Class A, IO, 6s, 2004                                                    5,619,277
        115,495,236 Ser. 02-BC8, Class A, IO, 6s, 2004                                                    9,350,494
          4,395,000 Ser. 02-BC6, Class M2, FRN, 3.03s, 2032                                               4,276,198
          3,223,000 Ser. 02-BC1, Class M2, FRN, 2.93s, 2032                                               3,126,561
          2,965,567 AQ Finance NIM Trust notes Ser. 02-1, Class NOTE,
                    9 1/2s, 2032                                                                          2,957,227
          4,414,000 Asset Backed Funding Certificates FRN Ser. 02-OPT1,
                    Class M3, 3.23s, 2012                                                                 4,267,786
                    Asset Backed Funding Corp. NIM Trust
          2,001,882 Ser. 02-WF1, 9.32s, 2032                                                              1,981,863
          3,643,240 Ser. 02-NC1, Class N1, 8.84s, 2033                                                    3,632,994
                    Asset Backed Securities Corp. Home Equity Loan Trust
         51,925,000 Ser. 02-HE1, Class A, IO, 6.50s, 2032                                                 3,569,844
          8,686,000 Ser. 02-HE2, Class M2, FRN, 2.933s, 2032                                              8,395,540
          9,126,000 Bank One Issuance Trust Ser. 02-C1, Class C1,
                    FRN, 2.763s, 2009                                                                     9,052,564
                    Bayview Financial Acquisition Trust
          4,988,000 Ser. 02-CA, Class A, IO, 10 1/2s, 2004                                                  574,399
          5,110,680 Ser. 01-DA, Class M3, FRN, 3.23s, 2031                                                5,049,591
        308,462,226 Bayview Financial Acquisition Trust 144A Ser. 02-XA,
                    Class A, IO, 1.324s, 2005                                                             3,181,017
                    Chase Funding Net Interest Margin
          1,971,529 Ser. 02-1, Class Note, 8 1/2s, 2035                                                   1,958,517
          3,318,792 Ser. 02-2, 8 1/2s, 2032                                                               3,318,792
          1,597,989 Ser. 02-C1, Class Note, 8 1/2s, 2035                                                  1,628,031
          2,211,000 Chase Funding Net Interest Margin 144A Ser. 02-3,
                    Class Note, 8 1/2s, 2035                                                              2,211,000
                    Conseco Finance Securitizations Corp.
          5,593,000 Ser. 02-1, Class M2, 9.546s, 2033                                                     4,905,559
          4,730,000 Ser. 01-4, Class B1, 9.4s, 2010                                                       2,838,000
          8,500,000 Ser. 00-2, Class A5, 8.85s, 2029                                                      9,312,813
         14,936,024 Ser. 02-2, Class A, IO, 8.5s, 2033                                                    4,938,223
         17,270,000 Ser. 00-4, Class A6, 8.31s, 2032                                                     17,296,095
         10,707,000 Ser. 01-04, Class A4, 7.36s, 2019                                                    10,222,872
          6,800,000 Ser. 01-3, Class A4, 6.91s, 2031                                                      6,304,926
         17,841,988 Ser. 02-1, Class A, 6.681s, 2033                                                     17,734,633
         51,478,318 Conseco Recreational Enthusiast Consumer Trust
                    Ser. 01-A, Class AP, IO, 5s, 2025                                                     3,438,340
          3,653,000 Consumer Credit Reference IDX Securities Ser. 02-1A,
                    Class A, FRB, 3.82s, 2007                                                             3,660,991
          4,088,234 First Plus 144A Ser. 98-A, Class A, 8 1/2s, 2023                                      2,698,234
          4,963,108 First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023                           5,050,012
         19,225,000 Green Tree Financial Corp. Ser. 99-5, Class A5, 7.86s, 2029                          19,017,024
          3,417,000 GSAMP Trust Ser. 02-WMC1N, 8s, 2032                                                   3,401,545
                    Home Equity Asset Trust
          4,223,194 Ser. 02-1N, Class A, 8s, 2032                                                         4,117,614
          8,045,000 Ser. 02-1, Class M2, 3.24s, 2032                                                      7,853,931
          4,550,000 FRN Ser. 02-2, Class M2, 3.18s, 2032                                                  4,423,874
         60,962,486 Lehman Manufactured Housing Ser. 98-1, Class 1, 0.816s, 2028                          1,241,379
          6,071,000 LNR CDO, Ltd. Ser. 02-1A, Class FFL, 4.589s, 2037                                     5,725,712
                    Madison Avenue Manufactured Housing Contract
          5,098,734 Ser. 02-A, Class B1, FRN, 5.08s, 2032                                                 3,824,051
        353,485,591 Ser. 02-A, IO, 0.145s, 2032                                                           4,197,641
          2,749,350 Mid-State Trust Ser. 10, Class B, 7.54s, 2026                                         2,724,863
                    Morgan Stanley Dean Witter Capital I
          1,895,000 Ser. 01-NC3, Class B1, FRN 4.28s, 2031                                                1,860,061
          7,616,000 Ser. 01-NC4, Class B1, FRN, 4.33s, 2032                                               7,483,910
          2,425,000 Ser. 02-AM2, Class B1, FRN, 4.08s, 2032                                               2,358,313
          8,365,000 Ser. 02-HE1, Class B1, 3.63s, 2032                                                    8,059,155
            499,000 Ser. 01-AM1, Class M2, FRN, 3.23s, 2032                                                 499,050
          5,093,000 Ser. 02-NC3, Class M2, FRN, 3.13s, 2032                                               4,982,386
          3,504,130 Morgan Stanley Dean Witter Capital I 144A Ser. 01-NC4N,
                    Class Note, 8 1/2s, 2032                                                              3,554,589
          2,388,598 NC Finance Trust Ser. 02-1, 9 1/4s, 2032                                              2,376,655
          4,335,526 Option One Mortgage Securities Corp. Ser. 02-2A,
                    Class CFTS, 8.83s, 2032                                                               4,334,171
          3,018,191 Option One Mortgage Securities Corp. 144A Ser. 02-1,
                    Class CTFS, 6 3/4s, 2032                                                              3,005,443
                    Pass-Through Amortizing Credit Card Trust
          2,863,243 Ser. 02-1A, Class A3FL, 4.839s, 2012                                                  2,863,243
          5,708,702 Ser. 02-1A, Class A4FL, 7.339s, 2012                                                  5,708,702
         33,809,073 Residential Asset Securities Corp. Ser. 02-KS6, Class A,
                    IO, 4.5s, 2005                                                                        1,442,168
          4,658,451 Xerox Equipment Lease Owner Trust 144A FRB
                    Ser. 01-1, Class A, 3.803s, 2008                                                      4,658,451
                                                                                                      -------------
                    Total Asset-Backed Securities (cost $314,868,499)                                  $300,439,417

COMMON STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,455,936 Contifinancial Corp. Liquidating Trust Units                                           $167,098
              3,544 Fitzgeralds Gaming Corp.                                                                     35
                310 Genesis Health Ventures, Inc. (NON)                                                       4,390
              1,372 Mariner Health Care, Inc. (NON)                                                          10,290
                441 PSF Group Holdings, Inc. 144A Class A                                                   770,893
                                                                                                      -------------
                    Total Common Stocks (cost $6,701,895)                                                  $952,706

PREFERRED STOCKS (--%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                393 AmeriKing, Inc. $3.25 cum. pfd. (PIK)                                                        $4
                  1 Paxson Communications Corp. 13.25% cum. pfd. (PIK)                                        5,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $4)                                                         $5,004

CONVERTIBLE PREFERRED STOCKS (--%) (a) (cost $51,000)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
                 51 Anker Coal Group, Inc. 14.25% cv. pfd.                                                     $254

WARRANTS (--%) (a) (NON) (cost $51,000)                                                   EXPIRATION
NUMBER OF WARRANTS                                                                        DATE                VALUE
-------------------------------------------------------------------------------------------------------------------
                  4 Anker Coal Group, Inc. 144A                                           10/28/09               $1

SHORT-TERM INVESTMENTS (16.6%) (a)
PRINCIPAL AMOUNT/SHARES                                                                                       VALUE
-------------------------------------------------------------------------------------------------------------------
        $10,400,000 Repurchase agreement dated October 30, 2002 with
                    Morgan Stanley & Co., Inc. due November 4, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $10,402,629
                    for an effective yield of 1.82%                                                     $10,400,000
        152,500,000 Repurchase agreement dated October 28, 2002 with
                    Morgan Stanley & Co., Inc. due November 4, 2002
                    with respect to various U.S. Government
                    obligations -- maturity value of $152,552,782
                    for an effective yield of 1.78%                                                     152,500,000
        491,039,893 Short-term investments held in Putnam commingled cash account with yields ranging from 1.67% to
                    1.93% and due dates ranging from November 1, 2002
                    to December 20, 2002 (d)                                                           $491,039,893
                                                                                                     --------------
                    Total Short-Term Investments (cost $653,939,893)                                   $653,939,893
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $4347,854,756)                                           $4,375,460,111
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $3,929,440,639.

(NON) Non-income-producing security.

(PIK) Income may be received in cash or additional securities at the discretion of the issuer.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2002.

  (R) Real Estate Investment Trust.

  (d) See Note 1 to the financial statements.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      TBA after the name of a security represents to be announced securities (Note 1).

      The rates shown on Floating Rate Bonds (FRB) and Floating Rate
      Notes (FRN) are the current interest rates shown at October 31, 2002, which are subject to change based on the terms of the security.

------------------------------------------------------------------------------
Forward Currency Contracts to Sell at October 31, 2002

                           Market    Aggregate Face   Delivery     Unrealized
                           Value          Value         Date      Depreciation
------------------------------------------------------------------------------
British Pounds         $19,750,237     $19,686,922    12/18/02        $(63,315)
------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2002
                                                                   Unrealized
                                     Aggregate Face   Expiration  Appreciation/
                      Market Value        Value          Date    (Depreciation)
------------------------------------------------------------------------------
US Treasury Bond
(Long)                  $7,524,625      $7,456,914      Dec-02         $67,711
US Treasury Note 5
yr (Short)               8,188,875       8,192,453      Dec-02           3,578
US Treasury Note
10yr (Short)           101,296,657     100,262,148      Dec-02      (1,034,509)
------------------------------------------------------------------------------
                                                                     $(963,220)
------------------------------------------------------------------------------
Credit Default Contracts Outstanding at October 31, 2002
(premiums received $7,229,852)

Notional                                                               Market
Amount                                                                 Value
------------------------------------------------------------------------------
$41,000,000 Agreement with JPMorgan Chase Bank effective
            May 16, 2002, maturing on May 15, 2007, to
            receive a premium equal to 12.53% times the
            notional amount. For each credit default event
            related to one of the issues within the HYDI
            BB 7.55%, 5/15/07 Bond Index, the fund makes a
            payment of the proportional notional amount
            times the difference between the par value and
            the then-market value of the defaulted issue.           $8,232,800

3,655,000   Agreement with Deutsche Bank AG effective
            June 3, 2002, maturing on June 15, 2006, to
            receive a premium equal to 5.469% times the
            notional amount. Upon a credit default event of
            TXU 6.375% due 6/15/06 the fund makes payment of
            the proportional notional amount times the
            difference between the par value and the
            then-market value of TXU 6.375%.                         1,671,797
------------------------------------------------------------------------------
                                                                    $9,904,597
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Swap Contracts Outstanding at October 31, 2002
                                                                  Unrealized
                                         Notional  Termination   Appreciation/
                                          Amount       Date     (Depreciation)
------------------------------------------------------------------------------
Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to receive
semi-annually the
notional
multiplied by
5.7756% and pay
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA.                         $54,861,045    08/02/22      $3,511,107

Agreement with
Lehman Brothers
Special
Financing, Inc.
dated July 31,
2002 to pay
semi-annually the
notional
multiplied by
5.152% and
receive quarterly
the notional
amount multiplied
by the three
month
USD-LIBOR-BBA.                          53,317,584    08/02/12      (3,140,406)

Agreement with
Morgan Stanley
Capital Services,
Inc.dated
September 28,
2000 to pay
semi-annually the
notional
multiplied by
6.94% and receive
quarterly the
notional amount
multiplied by the
three month
USD-LIBOR-BBA.                          28,000,000    10/02/10      (5,494,692)

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to pay
quarterly the
notional  amount
multiplied by the
three month USD
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.601%                                  54,861,045    08/12/22       2,304,164

Agreement with
Goldman Sachs
Capital Markets,
L.P. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month USD
LIBOR-BBA and pay
semi-annually the
notional amount
multiplied by
5.689%                                  61,565,504    08/12/32      (2,893,579)

Agreement with
Deutsche Bank AG
dated July 31,
2002 to pay
quarterly the
notional amount
multiplied by the
three month
LIBOR-BBA and
receive
semi-annually the
notional amount
multiplied by
5.7756%                                 54,861,045    08/02/22       3,812,843

Agreement with
Deutsche Bank AG
dated July 31,
2002 to receive
semi-annually the
notional amount
multiplied by the
three month
LIBOR-BBA and pay
quarterly the
notional amount
multiplied by
5.86%                                   61,565,504    08/02/32      (4,728,231)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
4.94%                                   53,317,584    08/13/12      (2,216,855)

Agreement with
Merrill Lynch
Capital Services,
Inc. dated August
8, 2002 to
receive quarterly
the notional
amount multiplied
by the three
month LIBOR-BBA
and pay
semi-annually the
notional amount
multiplied by
5.601%                                  54,861,045    08/12/22       2,323,491

Agreement with
Morgan Stanley
Capital Services,
Inc. dated
October 31, 2002
to pay monthly
the notional
amount multiplied
by the one month
USD-LIBOR-BBA
minus a specified
spread and
receive (pay)
monthly the
notional amount
multiplied by the
return of the
Lehman Brothers
CMBS Investment
Grade Index.                            19,000,005    11/01/03              --
------------------------------------------------------------------------------
                                                                   $(6,522,158)
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$4,347,854,756) (Note 1)                                                     $4,375,460,111
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                        38,183,829
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                           18,425,878
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   28,621,308
-------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                      11,951,605
-------------------------------------------------------------------------------------------
Total assets                                                                  4,472,642,731

Liabilities
-------------------------------------------------------------------------------------------
Payable for subcustodian (Note 2)                                                22,483,088
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                               326,849
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                473,922,266
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                       11,003,346
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      4,801,068
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                          412,459
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                       125,729
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          4,155
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            1,422,326
-------------------------------------------------------------------------------------------
Payable for open forward currency contracts (Note 1)                                 63,315
-------------------------------------------------------------------------------------------
Credit default contracts outstanding, at value (premiums
received $7,229,852) (Note 1)                                                     9,904,597
-------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                         18,473,763
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              259,131
-------------------------------------------------------------------------------------------
Total liabilities                                                               543,202,092
-------------------------------------------------------------------------------------------
Net assets                                                                   $3,929,440,639

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                              $4,148,641,280
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        216,859
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (236,799,601)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                17,382,101
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                  $3,929,440,639

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,339,060,751 divided by 203,051,166 shares)                                        $6.59
-------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $6.59)*                                $6.92
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($555,667,754 divided by 84,788,073 shares)**                                         $6.55
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($39,016,871 divided by 5,934,809 shares)**                                           $6.57
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($1,465,393,067 divided by 224,080,167 shares)                                        $6.54
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $6.54)*                                $6.76
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($530,302,196 divided by 80,028,399 shares)                                           $6.63
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2002
Investment income:
-------------------------------------------------------------------------------------------
Interest                                                                       $196,659,460
-------------------------------------------------------------------------------------------
Dividends                                                                           157,590
-------------------------------------------------------------------------------------------
Total investment income                                                         196,817,050

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 17,168,523
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                    4,770,635
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    57,158
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     39,967
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                             3,101,414
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                             4,972,380
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               325,996
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             6,345,192
-------------------------------------------------------------------------------------------
Other                                                                             1,071,637
-------------------------------------------------------------------------------------------
Total expenses                                                                   37,852,902
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (296,620)
-------------------------------------------------------------------------------------------
Net expenses                                                                     37,556,282
-------------------------------------------------------------------------------------------
Net investment income                                                           159,260,768
-------------------------------------------------------------------------------------------
Net realized gain on investments  (Notes 1 and 3)                                24,113,391
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                  18,119,903
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                      (1,773,503)
-------------------------------------------------------------------------------------------
Net realized gain on swap contracts (Note 1)                                      1,595,365
-------------------------------------------------------------------------------------------
Net realized loss on credit default contracts (Note 1)                           (1,576,937)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in foreign
currencies during the year                                                           25,538
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, futures contracts, swap
contracts, and credit default contracts during the year                         (59,549,249)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (19,045,492)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                           $140,215,276
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                    -----------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $159,260,768          $154,912,414
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                  40,478,219           (12,533,839)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments and
assets and liabilities in foreign currencies                          (59,523,711)          192,218,620
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                  140,215,276           334,597,195
-------------------------------------------------------------------------------------------------------
Distributions to shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
 From net investment income
   Class A                                                            (66,143,094)          (67,078,939)
-------------------------------------------------------------------------------------------------------
   Class B                                                            (23,022,355)          (22,469,710)
-------------------------------------------------------------------------------------------------------
   Class C                                                             (1,494,196)             (975,597)
-------------------------------------------------------------------------------------------------------
   Class M                                                            (65,789,694)          (61,932,203)
-------------------------------------------------------------------------------------------------------
   Class Y                                                            (20,899,773)          (12,278,194)
-------------------------------------------------------------------------------------------------------
 From return of capital
   Class A                                                                     --              (804,190)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --              (269,383)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --               (11,696)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --              (742,487)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --              (147,200)
-------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                     946,878,694           260,547,901
-------------------------------------------------------------------------------------------------------
Total increase in net assets                                          909,744,858           428,435,497

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                   3,019,695,781         2,591,260,284
-------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excess of net investment income of $216,859
and $96,902, respectively)                                         $3,929,440,639        $3,019,695,781
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.69        $6.29        $6.44        $6.87        $7.14
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .32          .38          .43          .40          .48
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.07)         .43         (.16)        (.40)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .25          .81          .27           --          .20
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.35)        (.41)        (.42)        (.42)        (.40)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       --         (.01)        (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.35)        (.41)        (.42)        (.43)        (.47)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.59        $6.69        $6.29        $6.44        $6.87
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.93        13.39         4.39         (.09)        2.78
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,339,061   $1,251,190     $946,755   $1,160,121   $1,426,583
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .92          .95          .95          .96         1.02
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.84         5.93         6.86         5.95         6.69
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                268.10 (e)   233.83 (e)   207.35       209.02       257.12
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.65        $6.25        $6.41        $6.83        $7.11
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .27          .33          .38          .35          .42
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.07)         .44         (.17)        (.39)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .20          .77          .21         (.04)         .14
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.30)        (.37)        (.37)        (.37)        (.36)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       --         (.01)        (.02)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.30)        (.37)        (.37)        (.38)        (.42)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.55        $6.65        $6.25        $6.41        $6.83
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.19        12.63         3.46         (.69)        1.92
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $555,668     $474,783     $373,336     $458,766     $494,703
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67         1.70         1.70         1.71         1.77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.07         5.19         6.11         5.20         5.92
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                268.10 (e)   233.83 (e)   207.35       209.02       257.12
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $.01 per share.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
----------------------------------------------------------------------------------------
                                                                          For the period
Per-share                                                                 July 26, 1999+
operating performance                       Year ended October 31         to October 31
----------------------------------------------------------------------------------------
                                        2002         2001         2000         1999
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.67        $6.27        $6.43        $6.54
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment income (a)                .26          .32          .39          .10
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.06)         .45         (.17)        (.11)
----------------------------------------------------------------------------------------
Total from
investment operations                    .20          .77          .22         (.01)
----------------------------------------------------------------------------------------
Less distributions:
----------------------------------------------------------------------------------------
From net
investment income                       (.30)        (.37)        (.38)        (.10)
----------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       --           -- (d)
----------------------------------------------------------------------------------------
Total distributions                     (.30)        (.37)        (.38)        (.10)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.57        $6.67        $6.27        $6.43
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.18        12.61         3.53         (.13)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $39,017      $34,545      $10,363       $1,869
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.67         1.70         1.70          .46*
----------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.04         5.03         6.17         1.36*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                268.10 (e)   233.83 (e)   207.35       209.02
----------------------------------------------------------------------------------------

  + Commencement of operations.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.64        $6.25        $6.41        $6.84        $7.11
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .30          .37          .42          .38          .47
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.06)         .42         (.17)        (.40)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .24          .79          .25         (.02)         .19
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.34)        (.40)        (.41)        (.40)        (.39)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       --         (.01)        (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.34)        (.40)        (.41)        (.41)        (.46)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.54        $6.64        $6.25        $6.41        $6.84
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.77        13.10         4.05         (.26)        2.58
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,465,393   $1,024,351   $1,066,539   $1,623,061   $1,188,620
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.17         1.20         1.20         1.21         1.27
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               4.56         5.74         6.61         5.68         6.53
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                268.10 (e)   233.83 (e)   207.35       209.02       257.12
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                    Year ended October 31
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.72        $6.31        $6.46        $6.88        $7.15
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (a)                .33          .39          .45          .41          .50
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.06)         .45         (.17)        (.39)        (.28)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .27          .84          .28          .02          .22
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net
investment income                       (.36)        (.43)        (.43)        (.43)        (.42)
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --           --           --           --         (.04)
-----------------------------------------------------------------------------------------------------
From return of capital                    --           -- (d)       --         (.01)        (.03)
-----------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.43)        (.43)        (.44)        (.49)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $6.63        $6.72        $6.31        $6.46        $6.88
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  4.26        13.73         4.58          .27         3.02
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $530,302     $234,826     $194,267     $255,873     $246,405
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .67          .70          .70          .71          .77
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)               5.03         6.23         7.11         6.19         6.92
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                268.10 (e)   233.83 (e)   207.35       209.02       257.12
-----------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charge.

(c) The ratio of expenses to average net assets includes amounts paid through expense offset arrangements (Note 2).

(d) Amount represents less than $0.01.

(e) Portfolio turnover excludes certain treasury note transactions executed in connection with a short-term trading strategy.

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002

Note 1
Significant accounting policies

Putnam Income Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and dividend-paying common stocks.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to certain eligible purchasers including participants in defined contribution plans (including corporate IRAs), certain college savings plans, bank trust departments and trust companies, and other defined contribution plans subject to minimum requirements.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are stated at fair value on the basis of valuations furnished by an independent pricing service or dealers, approved by the Trustees, which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and variable relationships, generally recognized by institutional traders, between securities. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. All premiums/discounts are amortized/ accreted on a yield-to-maturity basis.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) Total return swap contracts The fund may engage in total return swap agreements, which are arrangements to exchange the return generated by one instrument for the return generated by another instrument. To manage its market exposure the fund may enter into total return swap agreements, which involve a commitment by one party to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent that the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively. Total return swap agreements are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made at the end of the measurement period are recorded as realized gains or losses. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform.

I) Interest rate swap contracts The fund may engage in interest rate swap agreements, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the funds exposure to interest rates. Interest rate swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments made or received are included as part of interest income. Payments received or made upon early termination are recorded as realized gain or loss. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.

J) Credit default contracts The fund may engage in credit default contracts where one party, the protection buyer, makes an upfront payment to a counterparty, the protection seller, in exchange for the right to receive a contingent payment as a result of a credit event related to a specified security or index. The upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund's books. The credit default contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or termination of the contract are recorded, net of a proportional amount of the upfront payment, as realized gains or losses. In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities or that the counterparty may default on its obligation to perform.

K) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 0.01% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Security valuation" above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

L) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

M) Security lending The fund may lend securities, through its agent Citibank N.A., to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by Citibank N.A., the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations.

N) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2002, the fund had no borrowings against the line of credit.

O) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $235,115,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
  $101,310,000    October 31, 2007
   124,225,000    October 31, 2008
     9,580,000    October 31, 2009

P) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, foreign currency gains and losses, defaulted bond interest, unrealized and realized gains and losses on certain futures contracts, market discount and straddle loss deferrals. For the year ended October 31, 2002, the fund reclassified $18,402,105 to decrease distributions in excess of net investment income and $19,176,285 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $774,180.

The tax basis components of distributable earnings and the federal tax cost as of period end was as follows:

Unrealized appreciation                             $91,690,746
Unrealized depreciation                             (66,726,982)
                                           --------------------
Net unrealized appreciation                          24,963,764
Undistributed income                                         --
Capital loss carryforward                          (235,115,316)
Post October loss                                            --
Cost for federal income
tax purposes                                     $4,350,496,347

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.65% of the first $500 million, 0.55% of the next $500 million, 0.50% of the next $500 million, 0.45% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.39% of the next $5 billion, and 0.38% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2002, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended October 31, 2002, the fund's expenses were reduced by $296,620 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $3,442 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.50% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received net commissions of $360,223 and $1,722,037 from the sale of class A and class M shares, respectively, and received $1,265,727 and $15,783 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended October 31, 2002, Putnam Retail Management, acting as underwriter received $37,026 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than U.S. government obligations and short-term investments aggregated $5,571,217,994 and $5,240,195,468, respectively. Purchases and sales of U.S. government obligations aggregated $11,128,841,449 and $10,812,211,864, respectively.

Note 4
Capital shares

At October 31, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 91,844,500        $601,890,096
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             8,591,343          55,989,302
---------------------------------------------------------------------------
                                           100,435,843         657,879,398

Shares repurchased                         (84,346,346)       (551,541,071)
---------------------------------------------------------------------------
Net increase                                16,089,497        $106,338,327
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 90,242,162        $591,873,106
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             9,788,499          55,943,073
---------------------------------------------------------------------------
                                           100,030,661         647,816,179

Shares repurchased                         (63,649,380)       (411,399,415)
---------------------------------------------------------------------------
Net increase                                36,381,281        $236,416,764
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 51,941,920        $339,142,797
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,891,498          18,740,150
---------------------------------------------------------------------------
                                            54,833,418         357,882,947

Shares repurchased                         (41,412,667)       (269,824,805)
---------------------------------------------------------------------------
Net increase                                13,420,751         $88,058,142
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,709,206        $230,855,186
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             2,775,237          17,766,356
---------------------------------------------------------------------------
                                            38,484,443         248,621,542

Shares repurchased                         (26,821,980)       (172,411,013)
---------------------------------------------------------------------------
Net increase                                11,662,463         $76,210,529
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,110,137         $33,498,794
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               185,061           1,203,616
---------------------------------------------------------------------------
                                             5,295,198          34,702,410

Shares repurchased                          (4,537,145)        (29,759,799)
---------------------------------------------------------------------------
Net increase                                   758,053          $4,942,611
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  5,814,537         $37,862,766
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               130,381             839,549
---------------------------------------------------------------------------
                                             5,944,918          38,702,315

Shares repurchased                          (2,420,766)        (15,760,788)
---------------------------------------------------------------------------
Net increase                                 3,524,152         $22,941,527
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 99,926,194        $647,389,661
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               307,479           1,988,546
---------------------------------------------------------------------------
                                           100,233,673         649,378,207

Shares repurchased                         (30,364,757)       (196,715,154)
---------------------------------------------------------------------------
Net increase                                69,868,916        $452,663,053
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 38,463,579        $247,664,537
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               329,857           2,107,907
---------------------------------------------------------------------------
                                            38,793,436         249,772,444

Shares repurchased                         (55,278,044)       (353,275,310)
---------------------------------------------------------------------------
Net decrease                               (16,484,608)      $(103,502,866)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 70,026,055        $459,304,012
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             3,191,380          20,899,773
---------------------------------------------------------------------------
                                            73,217,435         480,203,785

Shares repurchased                         (28,148,294)       (185,327,224)
---------------------------------------------------------------------------
Net increase                                45,069,141        $294,876,561
---------------------------------------------------------------------------

                                               Year ended October 31, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 35,409,164        $230,463,985
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,923,808          12,425,394
---------------------------------------------------------------------------
                                            37,332,972         242,889,379

Shares repurchased                         (33,161,182)       (214,407,432)
---------------------------------------------------------------------------
Net increase                                 4,171,790         $28,481,947
---------------------------------------------------------------------------

Note 5
New accounting pronouncement

As required, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not amortize premium for certain fixed income securities and characterized as realized gains and losses paydowns on mortgage backed securities. Adopting these accounting principles did not affect the fund's net asset value, but did change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle was not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer of          Companies, Inc. and the United Way
Trustee since 1992                 Putnam Investments            of Massachusetts Bay. Member of the
Vice President since 1981          and Putnam                    Board of Governors of the Investment
                                   Management                    Company Institute, Trustee of the
                                                                 Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith* (4/13/34),           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------
1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of October 31, 2002, there were 101 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.

* Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc.,
  the parent company of Putnam LLC and its affiliated companies. Messrs. Putnam, III, Lasser and Smith are deemed "interested  persons" by virtue of their positions as officers or shareholders of the fund or Putnam Management, Putnam Retail Management or Marsh & McLennan Companies, Inc. George Putnam, III
  is the President of your fund and each of the other Putnam funds. Lawrence J. Lasser is the President and Chief Executive Officer of Putnam Investments and Putnam Management. Mr. Lasser and Mr. Smith
  serve as Directors of Marsh & McLennan Companies, Inc.




OFFICERS

In addition to George Putnam III and Lawrence J. Lasser, the other officers of the fund are shown below:

Name, Address, 1 Date of Birth,    Length of Service with
Position(s) Held with Fund         the Putnam Funds              Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter                  Since 1989                    Managing Director, Putnam Investments
(7/26/38), Executive Vice                                        and Putnam Management
President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam Investments
(12/1/46), Senior Vice                                           and Putnam Management
President

Karnig H. Durgarian
(1/13/56), Vice President and      Since 2002                    Senior Managing Director, Putnam
Principal Executive Officer                                      Investments

Michael T. Healy
(1/24/58), Assistant Treasurer     Since 2000                    Managing Director, Putnam Investments
and Principal Accounting
Officer

Steven D. Krichmar
(6/27/58), Vice President and      Since 2002                    Managing Director, Putnam Investments.
Principal Financial Officer                                      Prior to 2001, Partner,
                                                                 PricewaterhouseCoopers LLP

Charles E. Haldeman Jr.            Since 2002                    Senior Managing Director, Putnam
(10/29/48), Vice President                                       Investments and Putnam Management.
                                                                 Prior to 2002, Chief Executive Officer,
                                                                 Delaware Management Holdings, Inc.; prior
                                                                 to 2000, President and Chief Operating
                                                                 Officer, United Asset Management

Stephen M. Oristaglio              Since 1998                    Senior Managing Director, Putnam
(8/21/55), Vice President                                        Investments and Putnam Management.
                                                                 Prior to 1998, Managing Director, Swiss
                                                                 Bank Corp.

Gordon H. Silver                   Since 1990                    Senior Managing Director, Putnam
(7/3/47), Vice President                                         Investments, Putnam Management and
                                                                 Putnam Retail Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments
(2/27/63), Vice President                                        and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director, Putnam Investments
(10/31/63), Vice President                                       and Putnam Management. Prior to 1999,
                                                                 Managing Director, J.P. Morgan

Richard A. Monaghan                Since 1998                    Senior Managing Director, Putnam
(8/25/54), Vice President                                        Investments and Putnam Retail
                                                                 Management

Beth S. Mazor                      Since 2002                    Senior Vice President, Putnam Investments
(4/6/58), Vice President

John R. Verani                     Since 1988                    Senior Vice President, Putnam Investments
(6/11/39), Vice President                                        and Putnam Management

Judith Cohen
(6/7/45), Clerk and                Since 1993                    Clerk and Assistant Treasurer, The
Assistant Treasurer                                              Putnam Funds

Kevin M. Cronin                    Since 2000                    Managing Director of Putnam Management
(6/13/61), Vice President
---------------------------------------------------------------------------------------------------------------
1 The address of each Officer is One Post Office Square, Boston, MA 02109.



FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Kevin M. Cronin
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN035-84088  004/312/510/514  12/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------

Putnam Income Fund
Supplement to Annual Report dated 10/31/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.


ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------

Total return for periods ended 10/31/02

                                                                        NAV

1 year                                                                 4.26%
5 years                                                               28.10
Annual average                                                         5.08
10 years                                                              90.04
Annual average                                                         6.63
Life of fund (since class A inception, 11/1/54)
Annual average                                                         8.33

Share value:                                                            NAV

10/31/01                                                              $6.72
10/31/02                                                              $6.63

----------------------------------------------------------------------------

Distributions:       No.       Income       Capital gains             Total
                     12        $0.362            --                  $0.362
----------------------------------------------------------------------------

Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.